UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2023

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street
Indiana	PA	15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FCF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
First Commonwealth Bank (the “Bank”), a wholly-owned subsidiary of First Commonwealth Financial Corporation (“First Commonwealth”), has received written notice from a third party prominent financial institution vendor that data specific to certain of its customers was likely obtained in a security incident that the vendor experienced targeting a zero-day vulnerability in the MOVEit file transfer application, which the vendor utilized in its service offering to the Bank (the “Vendor Incident”). Based on the investigation to date, it is likely that certain of the Bank’s customers who use debit cards had personal information copied through the Vendor Incident. The vendor confirmed that it has implemented the recommended patches released by Progress Software for the MOVEit platform to date. The Bank worked with the vendor to determine the potentially impacted customers and the extent of information potentially exposed and the Bank is notifying potentially affected customers appropriately.
At this time, there is no indication that the Vendor Incident has had any impact on any of the Bank’s information systems or customer access credentials, and there has been no material interruption to the Bank’s business operations. First Commonwealth has incurred, and may continue to incur, certain expenses related to this Vendor Incident, including expenses to respond to, remediate and investigate this matter. Further, First Commonwealth remains subject to risks and uncertainties as a result of the Vendor Incident, including as a result of any data that was accessed. Additionally, security and privacy incidents have led to, and may continue to lead to, litigation and additional regulatory scrutiny. First Commonwealth is in the process of evaluating the full scope of the costs and impact of the Vendor Incident.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that are not statements of historical fact, may be identified by words such as “anticipates,” “believes,” “continues,” “could,” “impact,” “intends,” “may,” “plans,” “will” or “would,” or the negative of these words and phrases or similar words or phrases, and include, among other things, statements regarding our current beliefs, understanding and expectations regarding the Vendor Incident and MOVEit vulnerability and its impact on our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, First Commonwealth does not assume any duty to update forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include legal, reputational, and financial risks resulting from the Vendor Incident and MOVEit vulnerability, our ongoing investigation of the Vendor Incident and MOVEit vulnerability, including First Commonwealth’s potential discovery of additional information related to the Vendor Incident and MOVEit vulnerability in connection with its investigation, any potential regulatory inquiries and/or litigation in connection with the Vendor Incident and MOVEit vulnerability, the extent of remediation and other additional costs that may be incurred by First Commonwealth in connection with the Vendor Incident and MOVEit vulnerability, the extent of insurance coverage and contractual indemnification, and the risks set forth in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other reports that are filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits
Exhibits

101	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 6, 2023

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer